Exhibit 10.2

THIS JOINDER AREEMENT AND AMENDMENT TO TRANSFER RESTRICTION AND VOTING AGREEMENT (this “Agreement”) is made with reference to the TRANSFER RESTRICTION AND VOTING Agreement (the “Voting Agreement”) made and entered into as of February 8, 2021 by and among between Emmaus Life Sciences, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the purchaser signature pages thereto (each, including its successors and permitted assigns, the “Purchaser”), with reference to the following facts:

WHERAS, the undersigned Investor is a successor and assign of one or more of the “Convertible Notes” referred to in the Voting Agreement; and

WHEREAS, concurrently with the execution and delivery of this Agreement, the undersigned and the Company are entering into that certain Exchange Agreement dated as of February 21, 2024 (the “Exchange Agreement”) pursuant to which the undersigned is surrendering his or her Convertible Note or Convertible Notes for cancellation in exchange for an “Exchange Note” (as defined in the Exchange Agreement); and

WHEREAS, the undersigned’s execution and delivery of this Agreement is a condition to the issuance of the Exchange Note pursuant to the Exchange Agreement;

NOW, THEREFORE, the undersigned hereby joins as a party to the Voting Agreement with respect to his or her Exchange Note and agrees to be bound by the terms and provisions thereof with respect to the “Conversion Shares” (as defined in the Exchange Note), including without limitation the restrictions of transfer and voting of such Conversion Shares, with the same force and effect as an original Purchaser under the Voting Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date of the Exchange Agreement.

INVESTOR:

Signature

Name: